Exhibit Index
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 1997


                          GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


     Maryland                     1-13080                         06-1391084
     --------                     -------                         ----------

(State or other jurisdiction    (Commission                    (IRS Employer
of incorporation)                File Number)                Identification No.)



                  598 Asylum Avenue Hartford, Connecticut 06105

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (860) 246-1126

                        Grove Real Estate Asset Trust
                        -----------------------------
              (Former name or former address, if changed since last
                                    report.)

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Item 5.  Other Events.

On December 2, 1996, Grove Operating, L.P., a Delaware limited partnership (the "Operating Partnership"), delivered to the limited partners of certain limited partnerships (collectively, the "Property Partnerships") an exchange offer statement, a supplement thereto and a letter of transmittal (collectively, as amended and supplemented, the "Exchange Offer"), pursuant to which the Operating Partnership offered to exchange all outstanding units of limited partnership interest in the Property Partnerships for consideration of units of beneficial interest in the Operating Partnership or, under certain circumstances, cash. The Exchange Offer and the related withdrawal rights expired at 10:00 a.m., New York time, on Friday, March 14, 1997. The press release announcing the expiration of the Exchange Offer is filed herewith as
Exhibit 20.1.

Item 7.  Financial Statements and Exhibits.

             (a) - (b) Not applicable.

             (c)       The following Exhibit is filed as a part of this Report:







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                                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GROVE REAL ESTATE ASSET TRUST



Date: March 19, 1997                    /s/ JOSEPH LABROSSE
                                    -----------------------
                                          Joseph LaBrosse
                                             Treasurer





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                                  EXHIBIT INDEX




Exhibit No.  Exhibit                                                    Page No.

20.1         Press Release, dated March 14, 1997, announcing expiration    E-1
             of Exchange Offer.


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